UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 1, 2010

Palm, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-29597	94-3150688
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

950 W. Maude Avenue Sunnyvale, California	94085
(Address of Principal Executive Offices)	(Zip Code)

(408) 617-7000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On June 1, 2010 the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, relating to the pending acquisition by Hewlett-Packard Company (“HP”) of Palm, Inc. Palm has also received all required pre-closing foreign antitrust approvals. The proposed merger remains subject to other customary closing conditions, including the approval of Palm’s stockholders. The special meeting of Palm’s stockholders to vote on the proposed merger is currently scheduled to be held on Friday, June 25, 2010.

Important Information for Investors and Stockholders

In connection with the proposed merger, Palm has filed a definitive proxy statement on May 26, 2010 with the SEC. On or about May 28, 2010, Palm began mailing the definitive proxy statement to Palm stockholders of record as of the close of business on May 24, 2010. Palm and HP have also filed, and intend to continue to file, additional relevant materials with the SEC. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER PROXY MATERIALS FILED WITH THE SEC AS THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER AND RELATED MATTERS.

Palm and HP and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information about Palm’s directors and executive officers is set forth in the proxy statement for Palm’s 2009 annual meeting of stockholders, which was filed with the SEC on August 13, 2009. Information about HP’s directors and executive officers is set forth in the proxy statement for HP’s 2010 annual meeting of stockholders, which was filed with the SEC on January 27, 2010, and in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2009, which was filed with the SEC on December 17, 2009. Additional information regarding these persons and their interests in the merger is included in the definitive proxy statement relating to the merger that has been filed with the SEC. The definitive proxy statement, any additional proxy materials and Palm’s other SEC filings are, or when filed will be, available free of charge at the SEC’s website at www.sec.gov, by going to Palm’s Investor Relations page on its corporate website or by contacting Palm’s Investor Relations department by e-mail at teri.klein@palm.com, by phone at (408) 617-7000, or by mail at Palm, Investor Relations, 950 West Maude Avenue, Sunnyvale, California 94085.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PALM, INC.
(Registrant)

Date: June 2, 2010	By:	/S/ MARY E. DOYLE
Mary E. Doyle
Senior Vice President, General Counsel and Secretary